Exhibit 10.5

EXECUTION VERSION

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P.

FIRST AMENDMENT

Dated as of December 18, 2014

to

NOTE PURCHASE AGREEMENT

Dated as of April 16, 2014

Re:  $50,000,000 4.98% Senior Guaranteed Notes,

Series A, due October 1, 2024

$50,000,000 4.98% Senior Guaranteed Notes,

Series B, due July 1, 2026

FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of December 18, 2014 (the or this “First Amendment”) to the Note Purchase Agreement dated as of April 16, 2014 (the “Note Purchase Agreement”) is between STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (the “Company”), and each of the institutions listed on Schedule B to the Note Purchase Agreement (collectively, the “Noteholders”) party hereto.

RECITALS:

A. The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement.  The Company has heretofore issued the (i) $50,000,000 aggregate principal amount of its 4.98% Senior Guaranteed Notes, Series A, due October 1, 2024 (the “Series A Notes”) and (ii) $50,000,000 aggregate principal amount of its 4.98% Senior Guaranteed Notes, Series B, due July 1, 2026 (the “Series B Notes” and together with the Series A Notes, the “Notes”) pursuant to the Note Purchase Agreement.

B.       The Company and the Noteholders party hereto now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.       Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, the Company and the Noteholders party hereto, in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

SECTION 1.                                             AMENDMENTS.

Section 1.1.      Section 7.4 of the Note Purchase Agreement shall be and is hereby amended by inserting the words “or contemporaneously” before the words “written notice” contained in the first proviso.

Section 1.2.      Section 9.7(b) of the Note Purchase Agreement shall be and is hereby amended by replacing the words “such documents as Issuer may reasonably request to evidence such a release” with “a release substantially in the form of Schedule 9.7 hereto”.

Section 1.3.      Schedule 9.7 attached hereto as Exhibit A shall be added as new Schedule 9.7 to the Note Purchase Agreement in numerical order.

Section 1.4.      Section 10.2(a) of the Note Purchase Agreement shall be and is hereby amended by replacing each reference to the words “corporation or limited liability company” with the words “corporation, limited liability company or limited partnership”.

Section 1.5.      Section 10.2 of the Note Purchase Agreement shall be and is hereby amended by replacing the reference to “successor corporation or limited liability company” in the last full paragraph with “successor corporation, limited liability company or limited partnership”.

Section 1.6.      Section 10.6(i)(b) of the Note Purchase Agreement shall be and is hereby amended by deleting the reference to “forty-five percent (45%)” and replacing it with “forty percent (40%)”.

Section 1.7.      Section 10.6(i) of the Note Purchase Agreement shall be and is hereby amended by inserting the following subclause after Section 10.6(i)(d):

“(e)         Minimum Unsecured Interest Coverage Ratio.  As of the last day of any fiscal quarter, the Unsecured Interest Coverage Ratio shall not be less than or equal to one hundred and seventy-five percent (175%).”

Section 1.8.      Section 10.6(ii)(b) of the Note Purchase Agreement shall be and is hereby amended by inserting the words “or equal to” after the words “to be less than”.

Section 1.9.      Section 10.6(ii) of the Note Purchase Agreement shall be and is hereby amended by inserting the following provision after the second reference to the Primary Credit Facility in the paragraph beginning “Notwithstanding the foregoing,”:

“provided, further, that in the event that any fee is paid to any party under the Primary Credit Facility solely to effectuate any such amendment or modification, the holders of the Notes shall have received an equivalent fee on a pro rata basis prior to or concurrently with the effectiveness of any such amendment or modification.  “Equivalent fee” means an amount equal to the percentage determined by dividing the fee paid under the Primary Credit Facility by the principal outstanding amount under the Primary Credit Facility multiplied by the aggregate outstanding principal amount of the Notes.”

Section 1.10.      Section 10.8(f) of the Note Purchase Agreement shall be and is hereby amended by deleting the reference to “not to at any time exceed twenty-five (25%) of Total Asset Value”.

Section 1.11.      Section 10.8(g) of the Note Purchase Agreement shall be and is hereby amended by deleting the reference to “not to at any time exceed fifteen percent (15%) of Total Asset Value”.

Section 1.12.      Section 10.8(h) of the Note Purchase Agreement shall be and is hereby amended by deleting the reference to “not to at any time exceed ten percent (10%) of Total Asset Value”.

Section 1.13.      Section 10.8 of the Note Purchase Agreement shall be and is hereby amended by deleting the reference to “provided, that the aggregate Investments of the types described in clauses (f) through (h) above shall not at any time exceed thirty percent (30%) of Total Asset Value”.

Section 1.14.      The definition of Acceptable Ground Lease in Schedule A to the Note Purchase Agreement shall be amended in its entirety to read as follows:

““Acceptable Ground Lease” means a ground lease with respect to an Acceptable Property executed by a Subsidiary Guarantor, as lessee, that (i) has a remaining lease term (including extension or renewal rights) of at least thirty-five (35) years, calculated as of the date the Subsidiary Guarantor acquired such Acceptable Property and for which approval has been obtained, to the extent any approval is required under any Material Credit Facility, or (ii) has a bargain purchase option (as defined in accordance with GAAP).”

Section 1.15.      The definition of Adjusted NOI in Schedule A to the Note Purchase Agreement shall be amended in its entirety to read as follows:

““Adjusted NOI” means, with respect to any Property for the Current Reporting Quarter, annualized, an amount equal to (a) the aggregate gross revenues (excluding non-cash revenues) from the operations of such Property during such period, minus (b) the sum of (i) all expenses and other proper charges incurred in connection with the operation of such Property during such period (including real estate taxes, but excluding any property and asset management fees, debt service charges, income taxes, depreciation, amortization and other non-cash expenses and excluding capital expenditures), (ii) a management fee equal to the greater of (A) two percent (2%) of the aggregate gross base rental revenues (excluding non-cash revenues) from the operations of such Property during such period and (B) actual property management fees paid, and (iii) a replacement reserve of $0.10 per square foot (excluding any Property acquired during the Current Reporting Quarter).  Adjusted NOI shall exclude the amount of any revenues and expenses from any Dark Property.  Adjusted

NOI shall be increased, without duplication, by (i) annualized rental revenues (excluding non-cash revenues) net of associated expenses from any new lease which went into effect with the tenant taking occupancy (or any lease with respect to any Property acquired during the Current Reporting Quarter) and the Issuer is recognizing revenue from such tenant in accordance with GAAP during such Current Reporting Quarter, and (ii) annualized gross base rental revenues (excluding non-cash revenues) for the first monthly base rental payment for any lease in a free rent period and Issuer is recognizing revenue from such tenant in accordance with GAAP during such Current Reporting Quarter.”

Section 1.16.      The definition of Consolidated EBITDA in Schedule A to the Note Purchase Agreement shall be amended in its entirety to read as follows:

““Consolidated EBITDA” means, for the Parent, the Issuer and their Subsidiaries, for any period, an amount equal to (a) Consolidated Net Income, plus (b) the sum of the following (without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period): (i) income tax expense; (ii) interest expense, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness; (iii) depreciation and amortization expense; (iv) amortization of intangibles (including goodwill) and organization costs; (v) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business), including property acquisition costs; (vi) any other non-cash charges, and (vii) all commissions, guaranty fees, discounts and other fees and charges owed by such Person with respect to letters of credit and bankers’ acceptance financing and net costs of such Person under Swap Contracts in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP; minus (c) the sum of the following (to the extent included in the statement of such Consolidated Net Income for such period): (i) interest income (except to the extent deducted in determining such Consolidated Net Income); (ii) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business); and (iii) any other non-cash income.”

Section 1.17.      The definition of Restricted Payment in Schedule A to the Note Purchase Agreement shall be amended in its entirety to read as follows:

““Restricted Payment” means any dividend or other distribution (whether in cash, Equity Interests or other property) with respect to any preferred stock of the Company or any Subsidiary, or any payment (whether in cash, Equity Interests or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such preferred stock.”

Section 1.18.      The definition of Secured Indebtedness in Schedule A to the Note Purchase Agreement shall be amended in its entirety to read as follows:

““Secured Indebtedness” means (without duplication), with respect to a Person as of any given date, the aggregate principal amount of all Indebtedness of such Person or its subsidiaries outstanding at such date and that is secured by a Lien, and including the Companies’ Share of all Indebtedness of Unconsolidated Affiliates that is secured by a Lien, but excluding, for the avoidance of doubt, any net obligations under any Swap Contract that is secured by a Lien, all Unsecured Indebtedness and all Indebtedness hereunder, and provided further that the obligations under any revolving credit agreement that are otherwise not secured shall not constitute Secured Indebtedness due to the existence of cash collateral security requirements in connection with customary defaulting lender provisions.”

Section 1.19.      The definition of Senior Financial Officer in Schedule A to the Note Purchase Agreement shall be amended by replacing the reference to the words “treasurer or comptroller” with the words “treasurer, comptroller or controller”.

Section 1.20.      The definition of Swap Contract in Schedule A to the Note Purchase Agreement shall be amended in its entirety to read as follows:

““Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement and (c) any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act.”

Section 1.21.      The definition of Total Asset Value in Schedule A to the Note Purchase Agreement shall be amended in its entirety to read as follows:

““Total Asset Value” means, for the Companies, on a consolidated basis, as on any date, the sum of (a) an amount equal to (i) aggregate Adjusted NOI with respect to all Properties (without duplication from the assets in clauses (b) through (g) below) for the fiscal quarter most recently ended, annualized divided by (ii) the Capitalization Rate, plus (b) 75% of the Book Value of any Dark Property for the first 12 months (provided that no Dark Property shall be included in the calculation of Total Asset Value for a period greater than 12 months), plus (c) the acquisition cost of Construction in Progress and the costs of improvements thereon and renovations thereof, plus (d) cash and cash equivalents (including restricted cash) on such date, plus (e) the Companies’ Share of the foregoing items and components attributable to Unconsolidated Affiliates, plus (f) an amount equal to the Book Value (adjusted in accordance with GAAP to reflect any default or other impairment of such loan) of mortgage loans, construction loans, capital improvement loans, and other loans, in each case owned by a Issuer, plus (g) fifty percent (50%) of the Book Value of any undeveloped land.

Notwithstanding the foregoing, for purposes of determining Total Asset Value, to the extent the amount of Total Asset Value attributable to (a) the amount under clause (b) above would exceed 10% of Total Asset Value, such excess shall be excluded, (b) the amount under clause (c) and (g) above would exceed 15% of Total Asset Value, such excess shall be excluded, (c) the amount under clause (e) above would exceed 30% of Total Asset Value, such excess shall be excluded, (d) the amount under clause (f) above would exceed 15% of Total Asset Value, such excess shall be excluded, and (e) the amount under clauses (b), (c), (e), (f) and (g) above would exceed 30% of Total Asset Value, such excess shall be excluded.  So long as no Default or Event of Default has occurred and is then continuing, if any of the percentages set forth in the immediately preceding sentence are subsequently amended or modified in the Primary Credit Facility, such amendment or modification shall be deemed incorporated by reference into this Agreement, mutatis mutandi, as if set forth fully in this Agreement, effective beginning on the date on which such amendment or modification is effective in the Primary Credit Facility, provided, that in the event that any fee is paid to any party under the Primary Credit Facility solely to effectuate any such amendment or modification, the holders of the Notes shall have received an equivalent fee on a pro rata basis prior to or concurrently with the effectiveness of any such amendment or modification.  “Equivalent fee” means an amount equal to the percentage determined by dividing the fee paid under the Primary Credit Facility by the principal outstanding amount under the Primary Credit Facility multiplied by the aggregate outstanding principal amount of the Notes.”

Section 1.22.      The definition of Total Funded Debt in Schedule A to the Note Purchase Agreement shall be and is hereby amended by deleting the reference to “intra-company” and replacing it with “intercompany”.

Section 1.23.      The definition of Unencumbered Asset Value in Schedule A to the Note Purchase Agreement shall be amended in its entirety to read as follows:

““Unencumbered Asset Value” means without duplication, the sum of, for each Unencumbered Property owned for the Current Reporting Quarter, (i) an amount equal to (x) the Adjusted NOI attributable to such Unencumbered Property for such Current Reporting Quarter multiplied by (y) four (4), divided by (ii) the Capitalization Rate.”

Section 1.24.      The definition of Unencumbered Property in Schedule A to the Note Purchase Agreement shall be amended in its entirety to read as follows:

““Unencumbered Property” means any Property owned by the Issuer, the Parent or any of their Subsidiaries which is free and clear of any Liens other than those existing as of the date of the Agreement and permitted by Section 10.5 and meet the requirements of (1) subsections (i), (ii) and (iii) of the definition of Acceptable Property and provided that (2) (a) no Material Title Defect with respect to such Unencumbered Property shall exist and

(b) such Unencumbered Property shall have reasonably satisfactory access to public utilities.”

Section 1.25.      The following shall be added as new definitions in alphabetical order to Schedule A of the Note Purchase Agreement:

““Book Value” means all land, building, improvements, leasing commissions and deferred leasing intangibles less accumulated depreciation and amortization.”

““Current Reporting Quarter” means the most recent fiscal quarter for which quarterly financial statements have been delivered to the holders of the Notes pursuant to Section 7.1.”

““Dark Property” means any Property as to which (i) all leases have terminated or (ii) the Company is not recognizing revenue from any tenants in accordance with GAAP as of the last day of the Current Reporting Quarter.”

““Equity Issuances” means all common and preferred equity issuances.”

““Unencumbered Adjusted NOI” means, for any period, the aggregate Adjusted NOI of all Unencumbered Properties for such period.”

““Unsecured Interest Coverage Ratio” means, as of any date of determination, the quotient (expressed as a percentage) of (a) Unencumbered Adjusted NOI to (b) Unsecured Interest Expense.

““Unsecured Interest Expense” means, with respect to any period, Consolidated Interest Expense of the Parent and its Subsidiaries for such period attributable to Unsecured Indebtedness of the Parent and its Subsidiaries.”

SECTION 2.                                             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Section 2.1.      To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

Section 2.2.      The Company is a corporation, limited liability company or partnership, as the case may be, duly organized, legally existing, and in good standing or equivalent status under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation and in good standing in all other jurisdictions wherein the nature of its business or its assets make such qualification necessary;

Section 2.3.      The Company’s execution and delivery of this First Amendment and performance of its obligations hereunder: (a) are and will be within its powers; (b) are duly authorized by the Company; (c) are not and will not be in contravention of any law, statute, rule or regulation, the terms of any of the Company’s organization documents, nor of any indenture, agreement or undertaking to which the Company or any of its properties are bound; (d) do not require any consent or approval (including governmental) which has not been given; and (e) will not result in the imposition of liens, charges or encumbrances on any of its properties or assets;

Section 2.4.      This First Amendment, when duly executed and delivered, will constitute the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

Section 2.5.      The Note Agreement, the Affiliate Guaranties and the Notes, as amended by this First Amendment, constitute the legal, valid and binding obligations, contracts and agreements of the Company and each Affiliate Guarantor, respectively, party thereto, enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

Section 2.6.      As of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing;

SECTION 3.                                             CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(i)         executed counterparts of this First Amendment, duly executed by the Company and the Noteholders holding more than 50% in aggregate principal amount of Notes, as required under the Note Agreement shall have been delivered to the Noteholders;

(ii)         the Noteholders shall have received a copy of the resolutions of the Board of Directors or similar governing body of the Company authorizing the execution, delivery and performance by the Company of its obligations under this First Amendment, certified by its Secretary or an Assistant Secretary;

(iii)         the representations and warranties of the Company set forth in Section 2 hereof are true and correct on and with respect to the date hereof and the Company shall have delivered a certificate to such effect; and

(iv) all proceedings taken in connection with the transactions contemplated by this First Amendment, and all documents necessary to the consummation thereof, shall be reasonably satisfactory in form and substance to the Noteholders and their counsel, and the Noteholders shall have received a copy (executed or certified as may be appropriate) of all such documents or proceedings taken in connection with the consummation of said transactions.

SECTION 4.                                             MISCELLANEOUS.

Section 4.1.      This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.      Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3.      The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.      This First Amendment shall be governed by and construed in accordance with New York law.

Section 4.5.      The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

STAG INDUSTRIAL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	STAG Industrial GP, LLC, a Delaware limited liability company, its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Vice President

STAG INDUSTRIAL, INC., a Maryland corporation

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Executive Vice President, Chief
Financial Officer and Treasurer

Each of the undersigned hereby confirms and agrees that the Affiliate Guaranty to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Effective Date each reference therein to the Note Purchase Agreement shall refer to the Note Purchase Agreement after giving effect to this First Amendment.  Without limiting the foregoing, each such Guarantor waives all defenses, claims, counterclaims, rights of recoupment or set-off with respect to any of such Guarantor’s obligations under its Affiliate Guaranty.

STAG INDUSTRIAL HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG INVESTMENTS HOLDINGS III, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG INVESTMENTS HOLDINGS IV, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG GI INVESTMENTS HOLDINGS, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III ALBION, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III APPLETON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III ARLINGTON, L.P., a Delaware limited partnership

By:	STIR Investments GP III, LLC
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III BOARDMAN, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III CANTON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III CHESTERFIELD, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III CINCINNATI, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III DAYTON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III DAYTONA BEACH, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III ELKHART, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III FAIRFIELD, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III FARMINGTON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III HOLLAND 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III HOLLAND, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III JACKSON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III JEFFERSON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III LEWISTON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III MALDEN, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III MARYLAND BORROWER, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III MASON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III MAYVILLE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III MILWAUKEE 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III MILWAUKEE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III NEWARK, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III PENSACOLA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III POCATELLO, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III RAPID CITY, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III ROUND ROCK, L.P., a Delaware limited partnership

By:	STIR Investments GP III, LLC
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III SERGEANT BLUFF, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III SPARKS, LLC, a Maryland limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III ST. LOUIS, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III TWINSBURG, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG III YOUNGSTOWN, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV ALEXANDRIA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG ARLINGTON 2, L.P., a Delaware limited partnership

By:	STAG TX GP 2, LLC,
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG ATLANTA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG AVON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV BELFAST, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BUFFALO, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV CHEEKTOWAGA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG CHIPPEWA FALLS, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV DANVILLE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG EDGEFIELD, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG FRANKLIN, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG HUNTERSVILLE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STIR INVESTMENTS GP III, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STIR INVESTMENTS GP IV, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG LANSING 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV LEXINGTON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV NEWTON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG ORLANDO, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG PINEVILLE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV PITTSBURGH 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG PORTLAND 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG READING, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG ROGERS 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV RURAL HALL, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV SEVILLE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SIMPSONVILLE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SMITHFIELD, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SOUTH BEND, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SPARTANBURG, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV SUN PRAIRIE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG TX GP 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IV WACO, L.P., a Delaware limited partnership

By:	STIR Investments GP IV, LLC,
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG MEBANE 1, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG MEBANE 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG DALLAS, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BUENA VISTA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG CHICOPEE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG DE PERE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG DUNCAN, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG GURNEE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG HARRISONBURG, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG KANSAS CITY 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG MONTGOMERY, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG GI NEW JERSEY, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SMYRNA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG STATHAM, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG TOLEDO, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG WOODSTOCK, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG ORANGEBURG, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG COLUMBIA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG DEKALB, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG GOLDEN, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG HOUSTON 2, L.P., a Delaware limited partnership

By:	STAG TX GP 2, LLC
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG IDAHO FALLS, LLC,
a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG LONDONDERRY, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG MARION 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG MISHAWAKA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG OCALA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SOUTHFIELD, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SOUTHFIELD 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG MT. PROSPECT, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG WILLIAMSPORT, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BELVIDERE I, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BELVIDERE II, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BELVIDERE III, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BELVIDERE IV, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BELVIDERE V, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BELVIDERE VI, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BELVIDERE VII, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BELVIDERE VIII, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG BELVIDERE IX, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG KENTWOOD, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG MARSHALL, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG NASHVILLE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG CATOOSA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG NEW BERLIN, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG HAMPSTEAD, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG NEW HOPE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SPRINGFIELD, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG ORLANDO 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG NORTH JACKSON 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG MEBANE 3, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SHANNON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG LANSING 4, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SOUTH HOLLAND, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SAUK VILLAGE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG HARVARD, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG MASCOT, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG JANESVILLE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG ALLENTOWN, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG NASHUA, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG STRONGSVILLE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SAVANNAH, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG COLUMBUS, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG WEST CHESTER, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG CALHOUN, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG HEBRON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STIR INVESTMENTS GP, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG PORTAGE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG HOUSTON 3, LP, a Delaware limited partnership

By:	STAG TX GP 2, LLC
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG JACKSON, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG GARLAND, LP, a Delaware limited partnership

By:	STAG TX GP 2, LLC
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG EL PASO, LP, a Delaware limited partnership

By:	STIR INVESTMENTS GP, LLC,
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG EAST TROY, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG EL PASO 1, LP, a Delaware limited partnership

By:	STAG TX GP 2, LLC,
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG EL PASO 2, LP, a Delaware limited partnership

By:	STAG TX GP 2, LLC,
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG EL PASO 3, LP, a Delaware limited partnership

By:	STAG TX GP 2, LLC,
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG EL PASO 4, LP, a Delaware limited partnership

By:	STAG TX GP 2, LLC,
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG New Berlin 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Jefferson City, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG SAVAGE, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Charlotte 3, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Charlotte 4, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Mountain Home, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Chester, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Mechanicsburg 1, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Mechanicsburg 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Mechanicsburg 3, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Mason 3, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Longmont, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Lenexa, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Reno, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Fort Wayne, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Murfreesboro, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Gurnee 2, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Germantown, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Elizabethtown, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Camarillo 1, LP, a Delaware limited partnership

By:	STAG CA GP, LLC,
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Camarillo 2, LP, a Delaware limited partnership

By:	STAG CA GP, LLC,
Its General Partner

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG CA GP, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Conyers 1, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

STAG Winston-Salem, LLC, a Delaware limited liability company

By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Authorized Officer

This Agreement is hereby accepted and agreed to as of the date hereof.

MINNESOTA LIFE INSURANCE COMPANY
AMERICAN REPUBLIC INSURANCE COMPANY
UNITED INSURANCE COMPANY OF AMERICA
THE MUTUAL SAVINGS LIFE INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL
CATHOLIC LIFE INSURANCE UNION
COLORADO BANKERS LIFE INSURANCE COMPANY
FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
FIDELITY LIFE ASSOCIATION
DEARBORN NATIONAL LIFE INSURANCE COMPANY
GREAT WESTERN INSURANCE COMPANY
MTL INSURANCE COMPANY
TRUSTMARK INSURANCE COMPANY
VANTIS LIFE INSURANCE COMPANY

	By:	Advantus Capital Management, Inc.

By:
Name:
Title:

This Agreement is hereby accepted and agreed to as of the date hereof.

ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

	By:	/s/ Brian F. Landry
		Name:	Brian F. Landry
		Title:	Assistant Treasurer

This Agreement is hereby accepted and agreed to as of the date hereof.

AXA EQUITABLE LIFE INSURANCE COMPANY

	By:	/s/ Amy Judd
		Name:	Amy Judd
		Title:	Investment Officer

This Agreement is hereby accepted and agreed to as of the date hereof.

MONY LIFE INSURANCE COMPANY OF AMERICA

By:
Name:
Title:

This Agreement is hereby accepted and agreed to as of the date hereof.

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

	By:	/s/ Barry Scheinholtz
		Name:	Barry Scheinholtz
		Title:	Senior Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

	By:	/s/ Barry Scheinholtz
		Name:	Barry Scheinholtz
		Title:	Senior Director

This Agreement is hereby accepted and agreed to as of the date hereof.

PRIMA MORTGAGE INVESTMENT TRUST, LLC

	By:	Prima Capital Advisors LLC, as authorized agent

	By:	/s/ Nilesh Patel
		Name:	Nilesh Patel
		Title:	Managing Director

EXHIBIT A

[SEE ATTACHED.]

SCHEDULE 9.7

[FORM OF] GUARANTOR RELEASE

[DATE]

Reference is made to the Note Purchase Agreement, dated as of April 16, 2014 (as from time to time amended, the “Note Purchase Agreement”), among STAG Industrial, Inc., STAG Industrial Operating Partnership L.P. and the respective Purchasers named therein.  Capitalized terms used herein, but not defined herein, shall have the meanings ascribed to them in the Note Purchase Agreement.

Solely in reliance upon the Officer’s Certificate received from the Issuer pursuant to Section 9.7(b) of the Note Purchase Agreement, the undersigned Purchase hereby confirms, pursuant to Section 9.7(b) of the Note Purchase Agreement, the release of [INSERT NAME(S) OF RELEASED GUARANTORS] as Guarantors under the Note Purchase Agreement.

In witness whereof, the undersigned Purchaser has executed this Guarantor Release as of the date first set forth above.

[INSERT PURCHASER
SIGNATURE BLOCK]